TOUCHSTONE VARIABLE SERIES TRUST (the “Trust”)
Touchstone Small Company Fund
Supplement dated October 28, 2026
to the Trust’s Prospectus, Summary Prospectus
and Statement of Additional Information each dated
April 30, 2026
as may be amended or supplemented from time to time
Notice of Change in Portfolio Management Team
Mark Militello joined the portfolio management team of the Touchstone Small Company Fund (the “Fund”), which is sub-advised by Fort Washington Investment Advisors, Inc. Jason Ronovech continues to serve as portfolio manager to the Fund.
Prospectus & Summary Prospectus
Accordingly, in the section entitled “The Fund’s Management” in the Fund’s Summary Prospectus and in the fund summary section of the Fund’s Prospectus, the following information is added to the table, which identifies the Fund’s portfolio managers:
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Fort Washington Investment Advisors, Inc.	Mak Militello, CFA	Since 2026	Vice President & Co-Portfolio Manager
In the section of the Prospectus entitled “The Fund’s Management”, under the sub-heading “Sub-Advisers and Portfolio Managers,” the following information is added under the Fund:
Mark Militello, CFA is Vice President and Co-Portfolio Manager of the Small Company Fund and rejoined Fort Washington in 2026 after spending four years at Thrivent Asset Management, where he served as senior portfolio manager on the SMID Growth Equity team. Previously, Militello joined Fort Washington in 2017 as part of the acquisition of Sentinel Group Funds by Fort Washington affiliate Touchstone Investments. He served as vice president and senior equity research manager for Sentinel from 2015 to 2017 and subsequently held the same role at Fort Washington from 2017 to 2022. Earlier in his career, Militello served as senior research analyst, portfolio manager, and director of research at Weatherbie Capital, LLC. He was a co-lead portfolio manager for the Weatherbie Long/Short Fund and co-portfolio manager of the Weatherbie Specialized Growth Institutional Fund. Prior to Weatherbie, Militello was a research analyst at Paradigm Capital Management.
Statement of Additional Information (“SAI”)
In the section of the Fund’s SAI entitled “The Sub-Adviser and Portfolio Managers,” the following information as of June 30, 2026 is added to the Portfolio Manager/Types of Accounts table for the Fund to reflect the addition of Mr. Militello:
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Mark C. Militello
Registered Investment Companies	1	$1,720,300,000	0	$0
Other Pooled Investment Vehicles	1	$17,289,710	0	$0
Other Accounts	17	$415,547,139	0	$0
The following table indicates the dollar range of the Fund beneficially owned by the Fund’s portfolio manager as of December 31, 2025:
Dollar Range of Fund Shared Owned
Portfolio Manager	Small Company Fund
Mark C. Militello	None

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Please contact your financial adviser or Touchstone at 800-669-2796 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800-669-2796 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, LLC*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-TU78000-SUP-2610